FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2015
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Fair Values
The carrying value and estimated fair value of the Company's financial assets and liabilities as of June 30, 2015 and December 31, 2014 are as follows:

	2015		2014
(in thousands of $)	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Cash and cash equivalents	78,159	78,159	64,080	64,080
Restricted cash and investments	411	411	42,074	42,074
Marketable securities	23,423	23,423	2,624	2,624
Derivative instruments receivable - bunker swaps	18	18	—	—
Liabilities:
8.04% First Preferred Mortgage Term Notes	—	—	36,657	33,143
4.5% Convertible Bond	—	—	126,700	114,347
Floating rate debt	58,000	58,000	29,500	29,500

The estimated fair value of financial assets and liabilities at June 30, 2015 are as follows:

(in thousands of $)	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	78,159	78,159	—	—
Restricted cash and investments	411	411	—	—
Marketable securities	23,423	23,423	—	—
Derivative instruments receivable - bunker swaps	18	18	—	—
Liabilities:
Floating rate debt	58,000	—	58,000	—

The estimated fair value of financial assets and liabilities at December 31, 2014 are as follows:

(in thousands of $)	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	64,080	64,080	—	—
Restricted cash and investments	42,074	42,074	—	—
Marketable securities	2,624	2,624	—	—
Liabilities:
7.84% to 8.04% First Preferred Mortgage Term Notes	33,143	—	33,143	—
4.5% Convertible Bond	114,347	—	114,347	—
Floating rate debt	29,500	—	29,500	—

The following methods and assumptions were used to estimate the fair value of each class of financial asset and liability:

Cash and cash equivalents – the carrying values in the balance sheet approximate their fair value.

Restricted cash and investments – the carrying values in the balance sheet approximate their fair value.

Marketable securities – the fair values are based on quoted market prices.

Bunker swaps - the fair value of the Company’s bunker swaps is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed bunker prices, current bunker prices, and the current credit worthiness of the derivative counterparty. The estimated amount is the present value of future cash flows. The Company transacts all of its bunker swaps over-the-counter and requires no collateral from the counterparty.

First Preferred Mortgage Term Notes – the fair values are based on the market price achieved in the last significant trading of the notes, adjusted for movements in the fixed income markets up to the period end (level two per ASC Topic 820).

Convertible Bond – quoted market prices are not available, however the bonds are traded "over the counter" and the fair value of bonds is based on the market price on offer at the balance sheet date.

U.S Dollar denominated floating rate debt - the carrying values in the balance sheet approximate their fair value since it bears variable interest rates, which reset on a quarterly basis.

Assets Measured at Fair Value on a Nonrecurring Basis

At December 31, 2014, the VLCC Front Century was measured at fair value of $21.1 million , which was determined using level three inputs being the discounted expected cash flows from the leased vessel at June 30, 2013 of $25.8 million, less subsequent depreciation.

Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Skandinaviska Enskilda Banken, or SEB, The Bank of New York, DnB Bank ASA and Nordea Bank Norge, or Nordea. There is a concentration of credit risk with respect to restricted cash to the extent that substantially all of the amounts are carried with SEB, Nordea and The Bank of New York. However, the Company believes this risk is remote.